Exhibit 10.13

FIFTH AMENDMENT TO

CREDIT AGREEMENT

BANK OF AMERICA, N.A.

Date: December 19, 2008

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”) is made to the Credit Agreement (as amended, the “Credit Agreement”) dated as of July 2, 2007 by and among:

(a) AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor-by-merger to American Apparel, Inc.)), a corporation organized under the laws of the State of California, with its principal executive offices at 747 Warehouse Street, Los Angeles, California 90021, for itself and as agent (in such capacity, the “Lead Borrower”) for the other Borrowers now or hereafter party to the Credit Agreement; and

(b) the BORROWERS now or hereafter party to the Credit Agreement; and

(c) the FACILITY GUARANTORS now or hereafter party to the Credit Agreement; and

(d) BANK OF AMERICA, N.A. (successor by merger to LaSalle Business Credit, LLC, as agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance), with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as administrative agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Credit Parties; and

(e) BANK OF AMERICA, N.A. (successor by merger to LaSalle Business Credit, LLC, as agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance), with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as collateral agent (in such capacity, the “Collateral Agent”, and together with the Administrative Agent, individually an “Agent” and collectively, the “Agents”) for its own benefit and the benefit of the other Credit Parties; and

(f) WELLS FARGO RETAIL FINANCE, LLC, with offices at One Boston Place, 19th Floor, Boston, Massachusetts 02108, as collateral monitoring agent (in such capacity, the “Collateral Monitoring Agent”) for its own benefit and the benefit of the other Credit Parties; and

(g) the LENDERS party to the Credit Agreement; and

(h) BANK OF AMERICA, N.A. (successor by merger to LaSalle Bank National Association), a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as Issuing Bank;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom, the parties hereto agree as follows:

Background:

A. Amendment. The parties hereto entered into that certain First Amendment to Credit Agreement on October 11, 2007, that certain Second Amendment and Waiver to Credit Agreement on November 26, 2007, that certain Third Amendment to Credit Agreement on December 12, 2007, and that certain Fourth Amendment to Credit Agreement on June 20, 2008. The parties hereto desire to further amend the Credit Agreement on the terms and conditions set forth herein.

B. SOF Investments Loan. SOF Investments has requested that the Loan Parties agree to certain modifications of the SOF Investments Loan. Pursuant to the Credit Agreement and that certain Intercreditor Agreement dated as of July 2, 2007 (as amended, restated, supplemented or otherwise modified, the “Intercreditor Agreement”) by and among the Agents (as “First Lien Administrative Agent” thereunder) and SOF Investments (as “Second Lien Administrative Agent” thereunder) and acknowledged by the Lead Borrower, certain modifications of the SOF Investments Loan are subject to the consent and approval of the Agents. The Loan Parties have requested that the Agents consent to and approve the modifications set forth in the amendment to the SOF Investments Loan attached hereto in the form of Exhibit A. The Agents are willing to consent to such amendment, subject to the terms and conditions set forth herein.

Accordingly, it is hereby agreed, as follows:

1. Amendment to Credit Agreement. Subject to satisfaction of each and all of the

Preconditions to Effectiveness set forth in Section 3 hereof, the Credit Agreement is amended as follows:

a. By deleting Exhibit K (Form of Compliance Certificate) to the Credit Agreement in its entirety and substituting the attached Exhibit K in its stead.

b. By deleting Exhibit M (Financial Performance Covenants) to the Credit Agreement in its entirety and substituting the attached Exhibit M in its stead.

c. By adding to Section 1.01 the following new definitions in appropriate alphabetical order:

“ “Cash Flow Projections” means the projections demonstrating the Lead Borrower’s and its Subsidiaries’ weekly cash flows (including an Availability model) for the thirteen-week period commencing on or about the date of delivery to the Administrative Agent of the initial Cash Flow Projections in accordance with SECTION 5.01(j) hereof, together with a detailed description of any assumptions made therein, in each case in form and substance satisfactory to the Administrative Agent in the good faith exercise of its reasonable business judgment, but in its sole discretion nonetheless.”

“ “Deteriorating Lender” means any Delinquent Lender or any Lender as to which (a) the Issuing Bank has a good faith belief that such Lender has defaulted in fulfilling its obligations under one or more other syndicated credit facilities as a result of such Lender’s financial condition, or (b) a Person that Controls such Lender has been deemed insolvent or become the subject of a bankruptcy, insolvency or similar proceeding.”

“ “Fifth Amendment Fee Letter” means the Fee Letter dated as of December 19, 2008 by and among the Lead Borrower and the Agents.”

“ “Intercreditor Agreement” means that certain Intercreditor Agreement dated as of the Closing Date by and among the Agents (as “First Lien Administrative Agent” thereunder) and SOF Investments (as “Second Lien Administrative Agent” thereunder) and acknowledged by the Lead Borrower, as amended, restated, supplemented or otherwise modified from time to time.”

“ “Raw Materials Appraisal Percentage” means 60%.”

“ “Richter” means Richter Consulting, Inc.”

“ “Warrants” means those certain Warrants to Purchase Shares of Common Stock of American Apparel, Inc. issued to SOF Investments on December 19, 2008.”

“ “Yearly Projections” shall mean the balance sheet, income statement, and cash flow projections (including an Availability model) of the Lead Borrower and its Subsidiaries, prepared on a monthly basis for the balance of the Fiscal Year ending December 31, 2008 and the Fiscal Year ending December 31, 2009, together with a detailed description of any assumptions made therein, in each case in form and substance satisfactory to the Administrative Agent in the good faith exercise of its reasonable business judgment, but in its sole discretion nonetheless.”

d. By deleting the definition of “Applicable Margin” in its entirety and substituting the following definition in its stead:

“Applicable Margin” means the following:

Applicable Margin for LIBO Loans

Applicable Margin for Prime Rate Loans

4.50% 2.50%

a. By deleting clause (a) of the definition of “Borrowing Base” in its entirety and substituting the following clause (a) in its stead:

“(a) (i) the Raw Materials Appraisal Percentage of the Appraised Inventory Liquidation Value with respect to Eligible Inventory consisting of raw materials, and (ii) the Appraisal Percentage of the Appraised Inventory Liquidation Value with respect to all other Eligible Inventory;”

b. By amending the definition of “Equipment Reduction Amount” by deleting the phrase “one-sixtieth (1/60th)” in the second line thereof in its entirety and substituting the phrase “one-thirtieth (1/30th)” in its stead.

c. By amending the definition of “Permitted Disposition” by deleting the word “and” at the end of clause (f) thereof and adding the following new clause (g) immediately after clause (f) thereof:

“(g) as long as no Default or Event of Default then exists or would arise therefrom, sales and transfers of equipment now or hereafter owned by any Loan Party in an amount not to exceed $15,000,000 in the aggregate for all such sales, including sale-leaseback transactions involving such equipment; provided that (i) the Net Proceeds received by any Loan Party in connection therewith shall be deposited into the Concentration Account for application to and reduction of the Obligations in accordance with SECTION 2.16 hereof, and (ii) in the case of any such sale-leaseback transactions, upon the request of the Agents, the lessor(s) of any such equipment shall have entered into an intercreditor agreement with the Agents, in form and substance satisfactory to the Collateral Agent in the good faith exercise of its reasonable business judgment, but in its sole discretion nonetheless.”

d. By amending the definition of “Permitted Encumbrances” by deleting clause (h) thereof and substituting the following new clause (h) in its stead:

“(h) (x) Liens on fixed or capital assets acquired by any Loan Party or any Subsidiary (and proceeds thereof and insurance proceeds relating thereto) which are permitted under clause (e)(i) of the definition of Permitted Indebtedness so long as (i) such Liens and the Indebtedness secured thereby are incurred prior to or within ninety (90) days after such acquisition or the completion of the construction or improvement thereof (other than refinancings thereof permitted hereunder), (ii) the Indebtedness secured thereby does not exceed 100% of the cost of acquisition of such fixed or capital assets, and (iii) such Liens shall not extend to any other property or assets of the Loan Parties, and (y) Liens on equipment securing Indebtedness permitted under clause (e)(ii) of the definition of Permitted Indebtedness or leases entered into pursuant to sale-leaseback transactions permitted under clause (g) of the definition of Permitted Disposition, so long as such Liens are limited to such equipment, proceeds thereof and any insurance proceeds relating thereto;”

e. By amending the definition of “Permitted Indebtedness” by deleting clauses (e), (k), (I) and (q) thereof in their entirety and substituting the following new clauses (e), (k), (I) and (q) in their stead:

“(e) (i) purchase money Indebtedness of any Loan Party or their Subsidiaries to finance the acquisition of any fixed or capital assets, including Capital Lease Obligations, and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof (and not incurred in contemplation of such acquisition) and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof, and (ii) Indebtedness incurred with respect to any financing of or secured by equipment now or hereafter owned by any Loan Party (including without limitation any sale-leaseback transaction with respect to such equipment) and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided that (x) with respect to extensions, renewals, or replacements of such Indebtedness, the holders of such Indebtedness are not afforded covenants, defaults, rights or remedies more burdensome in any material respect to the obligor or obligors than those contained in the Indebtedness being extended, renewed or replaced, (y) in the case of any Indebtedness incurred with respect to any financing of or secured by equipment in connection with a sale-leaseback transaction permitted hereunder, upon request of the Agents, the lessor(s) of any such equipment shall have entered into an intercreditor agreement with the Agents, in form and substance satisfactory to the Collateral Agent in the good faith exercise of its reasonable business judgment, but in its sole discretion nonetheless, and (z) that the aggregate principal amount of Indebtedness permitted by this clause (e) and clause (i) below shall not exceed $20,000,000 at any time outstanding;”

“(k) [Intentionally Deleted.];”

“(1) Subordinated Indebtedness not existing on the Closing Date, provided that such Indebtedness (i) has a maturity which extends beyond the Maturity Date, (ii) does not require the payment of principal in cash prior to the Maturity Date, and (iii) is subordinated to the Obligations on terms reasonably acceptable to the Agents;”

“(q) other unsecured Indebtedness in an aggregate principal amount not exceeding $25,000,000 at any time outstanding, provided that the terms of such Indebtedness are reasonably acceptable to the Agents;”

f. By amending the definition of “Prepayment Event” by deleting clause (d) thereof in its entirety and substituting the following new clause (d) in its stead:

“(d) The incurrence by a Loan Party of any Indebtedness other than Permitted Indebtedness (other than Permitted Indebtedness of the types described in clauses (1) or (q) of the definition thereof).”

g. By deleting the definition of “Prime Rate” in its entirety and substituting the following definition in its stead:

“Prime Rate” means, for any day, the highest of: (a) the variable annual rate of interest then most recently announced by the Administrative Agent as its “Prime Rate”; (c) the one-month LIBO Rate plus two and one-half percent (2.50%) per annum, which rate shall be determined on a daily basis; and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% (0.50%) per annum. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations thereof in accordance with the terms hereof, the Prime Rate shall be determined without regard to clause (b) of the first sentence of this definition, until the circumstances giving rise to such inability no longer exist. Any change in the Prime Rate due to a change in the Administrative Agent’s Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Administrative Agent’s Prime Rate or the Federal Funds Effective Rate, respectively.”

h. By deleting the definition of “SOF Investments” in its entirety and substituting the following new definition in its stead:

“SOF Investments” means SOF Investments, L.P. – Private IV, or another lender party to the Material Agreements in respect of the SOF Investments Loan.”

i. By deleting the definition of “SOF Investments Loan” in its entirety and substituting the following new definition in its stead:

“SOF Investments Loan” means the term loan in the aggregate principal amount of $51,000,000 made by SOF Investments to the Borrowers, the terms of which are satisfactory to the Administrative Agent, as such loan may be refinanced in accordance with the terms of this Agreement and the Intercreditor Agreement or otherwise on terms satisfactory to the Administrative Agent in the good faith exercise of its reasonable business judgment, but in its sole discretion nonetheless.”

j. By amending Section 2.05 (Swingline Loans) thereto as follows:

i. By amending clause (a) thereof by adding the phrase “in its sole discretion” immediately after the phrase “at any time” in the second line thereof;

ii. By amending clause (b) thereof by adding the phrase “in its sole discretion” (i) immediately after the phrase “Swingline Loans may be made by Swingline Lender” in the first line thereof, and (ii) immediately after the phrase “continue to make Swingline Loans” in the third sentence thereof.

k. By deleting Section 2.12(a) (Letters of Credit) thereto in its entirety and substituting the following new Section 2.12(a) in its stead:

“(a) Upon the terms and subject to the conditions herein set forth, at any time and from time to time after the date hereof and prior to the Termination Date, the Lead Borrower, on behalf of the Borrowers, may request the Issuing Bank to issue, and subject to the terms and conditions contained herein, the Issuing Bank shall issue, for the account of the relevant Borrower, one or more Letters of Credit; provided, however, that no Letter of Credit shall be issued (x) if after giving effect to such issuance (i) the aggregate Letter of Credit Outstanding shall exceed $10,000,000, or (ii) the aggregate Revolving Loan Credit Extensions (including Swingline Loans) would exceed the limitation set forth in SECTION 2.01(a)(i), and (y) without the prior consent of the Administrative Agent if a default of any Revolving Credit Lender’s obligations to fund under this SECTION 2.03 exists or any Revolving Credit Lender is at such time a Delinquent Lender or Deteriorating Lender hereunder, unless the Issuing Bank has entered into arrangements satisfactory to the Issuing Bank with the Borrowers or such Revolving Credit Lender to eliminate the Issuing Bank’s risk with respect to such Revolving Credit Lender.”

I. By amending Section 2.17(b) (Fees) thereto by deleting the phrase “0.375% per annum” therefrom in its entirety and substituting the phrase “0.50% per annum” in its stead.

m. By amending Section 5.01 (Financial Statements and Other Information) thereof by deleting the word “and” at the end of clause (i) thereof, re-lettering clause (j) thereof as clause (k), and inserting the following new clause (j) therein:

“(j) in addition to the other documents and other information required to be delivered pursuant to this SECTION 5.01, (i) from and after December 31, 2009, on or before Wednesday of each calendar week, a comparison of projected to actual performance for such period and a detailed explanation of any variances, which comparison and explanation shall be certified by the chief financial officer of the Lead Borrower; and (ii) upon request from the Administrative Agent, updated Cash Flow Projections, in each case in form, scope and substance satisfactory to the Agents in the good faith exercise of their reasonable business judgment, but in their sole discretion nonetheless; and”

n. By amending Section 5.08(b) (Books and Records; Inspection and Audit Rights; Appraisals; Accountants) thereto as follows:

i. By deleting the proviso in the second sentence in its entirety and substituting the following new proviso in its stead:

“provided, that the Loan Parties shall be responsible only for the costs and expenses of three (3) appraisals of Inventory, three (3) appraisals of Equipment, and three (3) commercial finance examinations in any twelve month period following the Closing Date, unless (x) an Event of Default shall have occurred and be continuing, or (y) the Agents are required to obtain such appraisals and/or commercial finance examinations pursuant to Applicable Law, in either of which cases the Agents may undertake such additional appraisals and commercial finance examinations as they deem appropriate, at the Loan Parties’ sole cost and expense.”

ii. By adding the following new sentences at the end thereof.

“Each appraisal, commercial finance examination and other evaluation conducted in accordance with this SECTION 5.08(b) shall be in form, scope and substance satisfactory to the Agents in the good faith exercise of their reasonable business judgment, but in their sole discretion nonetheless. Without limiting their other obligations under this SECTION 5.08(b), the Loan Parties shall cooperate with Richter in conducting an updated commercial finance examination, which cooperation shall include (subject to customary confidentiality undertakings by Richter), without limitation, (i) providing all financial information and inventory data of the Loan Parties reasonably requested by Richter, (ii) providing access to the books and records of the Loan Parties and such other information as Richter may reasonably request, and (iii) making officers of the Loan Parties available to discuss the affairs, finances and accounts of the Loan Parties with Richter.”

o. By amending Section 5.08(c) (Books and Records; Inspection and Audit Rights; Appraisals; Accountants) thereof by adding the following new sentences at the end thereof:

“Without limiting the generality of the foregoing, the Agents and the Lenders shall retain Richter or another independent financial consultant, satisfactory to the Agents in the good faith exercise of their reasonable business judgment, but in their sole discretion nonetheless, to conduct a review of the initial Cash Flow Projections and the Yearly Projections delivered to the Agents, which review shall include an analysis of, among other things, whether the Loan Parties’ assumptions made therein are reasonable. The Loan Parties shall cooperate with Richter in such review, which cooperation shall include (subject to customary confidentiality undertakings by Richter), among other things, (i) providing all financial information of the Loan Parties reasonably requested by Richter, including all such information used in preparing such initial Cash Flow Projections and Yearly Projections, (ii) providing reasonable access to the books and records of the Loan Parties and such other information as Richter may reasonably request, and (iii) making officers of the Loan Parties available to discuss the affairs, finances and accounts of the Loan Parties with Richter. Upon completion of such review by the Agents and promptly following the Agents’ request therefor, the Loan Parties shall deliver to the Agents any updated Cash Flow Projections and Yearly Projections, each in form and substance satisfactory to the Agents in the good faith exercise of their reasonable business judgment, but in their sole discretion nonetheless.”

p. By amending Section 5.09 (Physical Inventories) as follows:

i. By amending clause (a) thereof by inserting the phrase “and/or their agents or representatives” immediately following the phrase “The Agents” in the second sentence thereof.

ii. By adding the following new clause (c) at the end thereof:

“(c) Without limiting the generality of Section 5.09(a) or any of the Loan Parties’ obligations therein, the Loan Parties, at their own expense, shall cause a physical inventory (including, without limitation, with respect to assets of the type included in the Borrowing Base (the “Borrowing Base Collateral”) located at each warehouse and each other location containing any Borrowing Base Collateral) to be commenced on or before January 15, 2009 and concluded on or before January 31, 2009, conducted by such inventory takers as are satisfactory to the Agents and following such methodology as is consistent with the methodology used in the immediately preceding inventory or as otherwise may be satisfactory to the Agents. Richter shall, and the Agents, the Lenders and/or their respective agents or representatives may, participate in and/or observe each such physical inventory, in each case at the expense of the Loan Parties. The Borrowers, within ten (10) Business Days following the completion of such inventory, shall provide the Agents with a reconciliation of the results of such inventory (as well as of any other physical inventory undertaken by a Loan Party) and shall post such results to the Loan Parties’ stock ledgers and general ledgers, as applicable, which reconciliation and results shall have been satisfactorily reviewed by Richter; provided if the Administrative Agent determines in the good faith exercise of its reasonable business judgment, but in its sole discretion nonetheless, that the failure of the Loan Parties to comply with any covenant set forth in this clause (c) is not a result of the Loan Parties’ action or inaction, the Administrative Agent may, in the good faith exercise of its reasonable business judgment, but in its sole discretion nonetheless, elect to provide a one-time extension of any deadline set forth in this clause (c) for a period not to exceed two (2) weeks.”

q. By deleting Section 6.06 (Equity Issuances) thereto in its entirety and substituting the following new Section 6.06 in its stead:

“SECTION 6.06 Equity Issuances. No Loan Party will, or will permit any Subsidiary to, (i) issue any preferred stock or other Capital Stock (except for preferred stock (x) all dividends in respect of which are to be paid (and all other payments in respect of which are to be made) in additional shares of such preferred stock, in lieu of cash until all Obligations are paid in full and all Commitments terminated, (y) that is not subject to redemption other than redemption at the option of the Loan Party issuing such preferred stock and (z) all payments in respect of which are expressly subordinated to the Obligations), (ii) except as permitted above, be or become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of (x) any shares of Capital Stock of any Loan Party or (y) any option, warrant or other right to acquire any such shares of Capital Stock of any Loan

Party, or (iii) except as permitted above, issue any additional shares of its Capital Stock; provided that notwithstanding anything to the contrary contained herein, nothing in this SECTION 6.06 shall prohibit (a) the issuance of Capital Stock by the Parent (other than preferred stock not permitted to be issued under clause (i) above) so long as the Net Proceeds thereof (if any) are deposited into the Concentration Account for application to and reduction of the Obligations in accordance with SECTION 2.16 hereof; (b) the issuance of options or stock awards, including, without limitation, issuances of options or stock awards to employees of the Merger Subsidiary pursuant to the Merger Agreement and expressly set forth therein so long as the Net Proceeds thereof (if any) are deposited into the Concentration Account for application to and reduction of the Obligations in accordance with SECTION 2.16 hereof, or (c) the issuance of Capital Stock by Parent (other than preferred stock not permitted to be issued under clause (i) above) with respect to the Warrants or in connection with the issuance of options, warrants or stock awards, or in connection with the exercise of options, warrants or stock awards, so long as the Net Proceeds thereof (if any) are deposited into the Concentration Account for application to and reduction of the Obligations in accordance with SECTION 2.16 hereof.”

r. By amending Section 6.07(b) (Restricted Payments; Certain Payments of Indebtedness) thereto as follows:

i. By deleting clause (ii) thereof in its entirety and substituting the following clause (ii) in its stead:

“(ii) mandatory payments of regularly scheduled interest and fees as and when due in respect of the SOF Investments Loan;”

ii. By adding the phrase “and interest” after the phrase “any prepayments of principal” in clause (vii) thereof;

iii. By deleting clause (viii) in its entirety and substituting the following new clauses (viii) and (ix) in its stead:

“(viii) conversions to equity of Indebtedness permitted pursuant to clauses (1) or (q) of the definition of Permitted Indebtedness; and

(ix) payments on account of Permitted Indebtedness of any type other than that described in any of clause (i) through (viii) hereof so long as the Payment Conditions have been satisfied.”

s. By amending Section 7.01 (Events of Default) thereto as follows:

i. By deleting clause (r) thereof in its entirety and substituting the following new clause (r) in its stead:

“(r) A material breach by any Borrower, any other Loan Party or any other Person under any of the Material Agreements, provided that such breach shall be deemed continuing hereunder until the Agents or the Required Lenders have expressly waived such breach in writing, notwithstanding the fact that such breach may have been waived under the terms of the applicable Material Agreements;”

ii. By adding the word “or” to the end of clause (v) thereof,

iii. By adding the following new clause (w) thereto:

“(w) if, on or prior to April 1, 2009, the Loan Parties shall not have engaged any of the “big four” independent accounting firms or another nationally recognized independent accounting firm reasonably acceptable to the Agents, as its auditor.”

t. By deleting Section 8.15(a) (Delinquent Lender) thereto in its entirety and substituting the following new Section 8.15(a) in its stead:

“(a) If for any reason any Lender shall have (i) failed or refused to abide by its obligations under this Agreement, including without limitation its obligation to make available to Administrative Agent its Revolving Credit Commitment Percentage of any Revolving Credit Loans, expenses or setoff or purchase its Revolving Credit Commitment Percentage of a participation interest in the Swingline Loans, (ii) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, or (iii) been deemed insolvent or become the subject of a bankruptcy, insolvency or similar proceeding (any such Lender, a “Delinquent Lender”), then, in addition to the rights and remedies that may be available to the other Credit Parties, the Loan Parties or any other party at law or in equity, and not at limitation thereof, (x) such Delinquent Lender’s right to participate in the administration of, or decision-making rights related to, the Loans, this Agreement or the other Loan Documents shall be suspended during the pendency of such failure, refusal or insolvency or similar proceeding, and (y) a Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Loan Parties, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining non-delinquent Lenders for application to, and reduction of, their proportionate shares of all outstanding Obligations until, as a result of application of such assigned payments the Lenders’ respective Commitment Percentages of all outstanding Obligations shall have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency. The Delinquent Lender’s decision-making and participation rights and rights to payments as set forth in clauses (x) and (y) hereinabove shall be restored only upon the payment by the Delinquent Lender of its Commitment Percentage of any Obligations, any participation obligation, or expenses as to which it is delinquent, together with interest thereon at the rate set forth in SECTION 2.11 hereof from the date when originally due until the date upon which any such amounts are actually paid.”

u. By amending Section 9.01 (Notices) thereto by deleting clauses (a) and (b) thereof in their entirety and substituting the following new clauses (a) and (b) in their stead:

“(a) if to any Loan Party, to it at American Apparel, Inc., 747 Warehouse St., Los Angeles, CA 90021, Attention: Adrian Kowalewski, (Telecopy No. (213) 201-3062, E-Mail adrian@americanapparel.net), with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Attention: David Reamer (Telecopy No. (213) 621-5052; E-Mail: dreamer@skadden.com).

(b) if to the Administrative Agent, the Collateral Agent or the Swingline Lender, to Bank of America, N.A. (successor by merger to LaSalle Business Credit, LLC), 100 Federal Street, Boston, Massachusetts 02110, Attention: Stephen J. Garvin (Telecopy No. (617) 434-6685, E-Mail stephen.garvin@bankofamerica.com), with a copy to Riemer & Braunstein LLP, Three Center Plaza, Boston, Massachusetts 02108, Attention: Donald E. Rothman, Esquire (Telecopy No. (617) 880-3456, E-Mail drothman@riemerlaw.com); and”

2. Amendments to Loan Documents. Subject to (i) the provisions of Section 9.04 of the Credit Agreement, and (ii) the satisfaction of each and all of the Preconditions to Effectiveness set forth in Section 3 hereof, each Loan Document is amended as follows:

a. any reference in any Loan Document to the “Administrative Agent” shall be deemed to mean and refer to Bank of America, N.A. (successor by merger to LaSalle Business Credit, LLC, as agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance), a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as administrative agent for its own benefit of the other Credit Parties;

b. any reference in any Loan Document to the “Collateral Agent” shall be deemed to mean and refer to Bank of America, N.A. (successor by merger to LaSalle Business Credit, LLC, as agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance), a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as collateral agent for its own benefit of the other Credit Parties;

c. any reference in any Loan Document to the “Issuing Bank” shall be deemed to mean and refer to Bank of America, N.A. (successor by merger to LaSalle Bank National Association), a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, in its capacity as issuer of Letters of Credit under the Credit Agreement; and

d. any reference in any Loan Document to “LaSalle Business Credit, LLC, as agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance”, in such Person’s capacity as a Lender or a Secured Party, shall be deemed to mean and refer to Bank of America, N.A. (successor by merger to LaSalle Business Credit, LLC, as agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance), a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, in its capacity as a Lender or a Secured Party, as the case may be.

3. Preconditions to Effectiveness. This Fifth Amendment shall not take effect unless and until each and all of the following items has been satisfied or delivered, as the case may be, and in all events, to the satisfaction of the Agents, in their sole and exclusive discretion exercised in good faith. The willingness of the Agents and the Lenders to enter into this Fifth Amendment is expressly conditioned upon the receipt by the Administrative Agent of the following items:

a. On or prior to the date hereof, the Lead Borrower, the Borrowers, and the Facility Guarantors shall have delivered to the Administrative Agent duly executed copies of this Fifth Amendment and the Fifth Amendment Fee Letter, including all exhibits to be replaced in accordance with the terms hereof, and evidence that the Borrowers have obtained all necessary consents and approvals to this Fifth Amendment, the Fifth Amendment Fee Letter and the documents, agreements and instruments executed in connection herewith.

b. Without limiting the generality of the foregoing, the Second Lien Administrative Agent (as defined in the Intercreditor Agreement) shall have delivered to the Administrative Agent an executed counterpart to this Fifth Amendment, pursuant to which the Second Lien Administrative Agent shall have consented to this Fifth Amendment.

c. On or prior to the date hereof, (i) Dov Charney (“D. Charney”) shall have made a loan to the Lead Borrower in the amount of $2,500,000.00, the Net Proceeds of which shall have been deposited into the Concentration Account for application to and reduction of the Obligations in accordance with SECTION 2.16 of the Credit Agreement, and (ii) the Loan Parties and D. Charney shall have delivered to the Administrative Agent, in the form attached hereto as Exhibit B, a duly executed copy of that certain Amended and Restated Subordination Agreement by and between the Lead Borrower and D. Charney and acknowledged by the Agents, pursuant to which D. Charney shall have agreed to subordinate certain Liens and rights to payment in accordance with the terms thereof.

d. The Loan Parties shall have delivered to the Administrative Agent a duly executed copy of the Amendment No. 9 to the SOF Investments Loan, in the form attached hereto as Exhibit A.

e. The Lead Borrower, the Borrowers, and the Facility Guarantors shall have delivered to the Administrative Agent such other and further documents as the Administrative Agent reasonably may require and shall have identified prior to the execution of this Fifth Amendment, in order to confirm and implement the terms and conditions of this Fifth Amendment.

f. On or prior to the date hereof, the Borrowers shall have paid to the Administrative Agent, for the ratable benefit of the Lenders executing this Fifth Amendment, an amendment fee in the amount of $750,000.00. In this regard, the amendment fee shall be fully earned as of the date of execution of this Fifth Amendment, and the Administrative Agent is hereby authorized to make a Revolving Credit Loan under the Credit Agreement to pay the amendment fee.

g. On or prior to the date hereof, the Borrowers shall have paid the fees set forth in the Fifth Amendment Fee Letter.

h. No Default or Event of Default shall exist.

i. Except as set forth on Schedule 3.06 to the Credit Agreement, there shall not be pending any litigation or other proceeding, the result of which could reasonably be expected to have a Material Adverse Effect.

j. No default of any material contract or agreement of any Loan Party or any Subsidiary of any Loan Party shall exist except where the existence of a default, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

4. Post-Closing Matters. On or prior to December 31, 2008, the Loan Parties shall have delivered to the Administrative Agent the Cash Flow Projections and the Yearly Projections.

5. Waiver. The Administrative Agent and the Lenders hereby waive the requirement set forth in Section 5.01(a) of the Credit Agreement to deliver audited financial statements for the Fiscal Year ending December 31, 2008 without a “going concern” or like qualification; provided that the foregoing waiver shall only apply in the event any such qualification results from the approaching maturity of the Obligations and/or the SOF Investments Loan.

6. Ratification of Loan Documents. No Claims against any Lender.

a. Except as provided herein, all terms and conditions of the Credit Agreement and of each of the other Loan Documents remain in full force and effect. Each Loan Party hereby ratifies, confirms, and re-affirms all terms and provisions of the Loan Documents.

b. Each Loan Party hereby makes all representations, warranties, and covenants set forth in the Credit Agreement as of the date hereof (other than representations, warranties and covenants that relate solely to an earlier date). To the extent that any changes in any representations, warranties, and covenants require any amendments to the schedules to the Credit Agreement, such schedules are hereby updated, as evidenced by any supplemental schedules (if any) annexed to this Fifth Amendment.

c. Each Loan Party represents and warrants to the Administrative Agent and each Lender that as of the date of this Fifth Amendment, no Default or Event of Default exists.

d. Each Loan Party acknowledges and agrees that to its actual knowledge (i) there is no basis nor set of facts on which any amount (or any portion thereof) owed by any of the Loan Parties under any Loan Document could be reduced, offset, waived, or forgiven, by rescission or otherwise; (ii) nor is there any claim, counterclaim, off set, or defense (or other right, remedy, or basis having a similar effect) available to any of the Loan Parties with regard thereto; (iii) nor is there any basis on which the terms and conditions of any of the Obligations could be claimed to be other than as stated on the written instruments which evidence such Obligations.

e. Each of the Loan Parties hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Agents, the Lenders, or their respective parents, affiliates, predecessors, successors, or assigns, or their officers, directors, employees, attorneys, or representatives, with respect to the Obligations, or otherwise, and that if any of the Loan Parties now has, or ever did have, any offsets, defenses, claims, or counterclaims against such Persons, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Fifth Amendment, all of them are hereby expressly WAIVED, and each of the Loan Parties hereby RELEASES such Persons from any liability therefor.

7. Acknowledgment of Obligations. The Loan Parties hereby acknowledge and agree that the Loan Parties are unconditionally liable to the Credit Parties for the following amounts which constitute a portion of the Obligations in accordance with the terms of the Credit Agreement, as of the date hereof:

a. For outstanding Credit Extensions:

$60,571,040.23

b. For all amounts now due, or hereafter coming due, to any Agent, any Lender or any of their respective Affiliates with respect to cash management, ACH, depository, investment, banker’s acceptance, letter of credit, Hedge Agreement, or other banking or financial services provided by any Agent, any Lender or any such Affiliate to any Loan Party.

c. For all interest heretofore or hereafter accruing under the Loan Documents, for all fees heretofore or hereafter accruing under the Loan Documents, and for all Credit Party Expenses and other fees, costs, expenses, and costs of collection heretofore or hereafter incurred by the Lenders in connection with and pursuant to the terms of, and any other amounts due under, the Loan Documents, including, without limitation, (i) all attorney’s fees and expenses incurred in connection with the negotiation and preparation of this Fifth Amendment, the Fifth Amendment Fee Letter and all documents, instruments, and agreements incidental hereto or thereto, and (ii) all interest, fees and expenses that accrue after the commencement of any case or proceeding by or against any Loan Party under the Bankruptcy Code or any state, federal or provincial bankruptcy, insolvency, receivership or similar law, whether or not allowed in such case or proceeding.

8. Consent of Second Lien Administrative Agent. The Second Lien Administrative Agent (as defined in the Intercreditor Agreement) hereby consents to the amendments to the Loan Documents described in this Fifth Amendment.

9. Consent to Amendment to SOF Investment Loan. The Lenders and the Agents consent to the terms of Amendment No. 9 to the SOF Investments Loan, in the form annexed hereto as Exhibit A.

10. Miscellaneous.

a. Terms used in this Fifth Amendment which are defined in the Credit Agreement are used as so defined.

b. This Fifth Amendment may be executed in counterparts, each of which when so executed and delivered shall be an original, and all of which together shall constitute one agreement.

c. This Fifth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

d. Any determination that any provision of this Fifth Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Fifth Amendment.

e. The Borrowers shall pay on demand all reasonable costs and expenses of the Agents and the Lenders, including, without limitation, reasonable attorneys’ fees incurred by the Agents in connection with the preparation, negotiation, execution, and delivery of this Fifth Amendment. The Administrative Agent is hereby authorized by the Borrowers to make one or more Revolving Credit Loans to pay all such costs, expenses, and attorneys’ fees and expenses.

f. In connection with the interpretation of this Fifth Amendment and all other documents, instruments, and agreements incidental hereto:

i. All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of The Commonwealth of Massachusetts and are intended to take effect as sealed instruments.

ii. The captions of this Fifth Amendment are for convenience purposes only, and shall not be used in construing the intent of the parties under this Fifth Amendment.

iii. In the event of any inconsistency between the provisions of this Fifth Amendment and any of the other Loan Documents, the provisions of this Fifth Amendment shall govern and control.

g. Each Loan Party agrees that any suit for the enforcement of this Fifth Amendment or any other Loan Document may be brought in the courts of the Commonwealth of Massachusetts sitting in Boston, Massachusetts or any federal court sitting therein as the Administrative Agent may elect in its sole discretion and consents to the non-exclusive jurisdiction of such courts. Each party to this Fifth Amendment hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Fifth Amendment shall affect any right that any Credit Party may otherwise have to bring any action or proceeding relating to this Fifth Amendment against a Loan Party or its properties in the courts of any jurisdiction.

h. Each Loan Party agrees that any action commenced by any Loan Party asserting any claim or counterclaim arising under or in connection with this Fifth Amendment or any other Loan Document shall be brought solely in a court of the Commonwealth of Massachusetts sitting in Boston, Massachusetts or any federal court sitting therein as the Administrative Agent may elect in its sole discretion and consents to the exclusive jurisdiction of such courts with respect to any such action

i. The Agents, the Lenders, the Borrowers, and the Facility Guarantors have prepared this Fifth Amendment and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been drafted by the Agents, the Lenders, the Borrowers, and the Facility Guarantors and shall not be construed against any party.

[Signatures Follow]

IN WITNESS WHEREOF, the undersigned have caused this Fifth Amendment to be duly executed under seal as of the date first set forth above.

AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor-by-merger to American Apparel, Inc.), as Lead Borrower and as a Borrower

By:

Name: Dov Charney

Title: Sole Manager

AMERICAN APPAREL RETAIL, INC., as a Borrower

By:

Name: Dov Charney

Title: President

AMERICAN APPAREL DYEING & FINISHING, INC.,

as a Borrower

By:

Name: Dov Charney

Title: President

KCL KNITTING, LLC, as a Borrower

By: American Apparel (USA), LLC, its sole member

By:

Name: Dov Charney

Title: Sole Member

Signature Page to Fifth Amendment to Credit Agreement

AMERICAN APPAREL, LLC,

as a Facility Guarantor

By: American Apparel (USA), LLC, its sole member

By:

Name: Dov Charney

Title: Sole Manager

FRESH AIR FREIGHT, INC.,

as a Facility Guarantor

By:

Name: Dov Charney

Title: President

AMERICAN APPAREL, INC. (f/k/a Endeavor Acquisition Corp.), as a Facility Guarantor

By:

Name: Dov Charney

Title: Chairman of the Board

Signature Page to Fifth Amendment to Credit Agreement

BANK OF AMERICA, N.A. (successor by merger to LaSalle Business Credit, LLC, as Agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance), as Administrative Agent, as Collateral Agent, as Swingline Lender and as Lender

By:

Name: David Vega

Title: Managing Director

BANK OF AMERICA, N.A. (successor by merger to LaSalle Bank National Association), as Issuing Bank

By:

Name: David Vega

Title: Managing Director

Signature Page to Fifth Amendment to Credit Agreement

WELLS FARGO RETAIL FINANCE, LLC, as Collateral Monitoring Agent and as a Lender

By:

Name: Emily Abrahamson

Title: Vice President/Account Executive

Signature Page to Fifth Amendment to Credit Agreement

NATIONAL CITY BUSINESS CREDIT, INC.,

as a Lender

By:

Name:

Title:

Signature Page to Fifth Amendment to Credit Agreement

The foregoing is acknowledged, agreed and consented to:

SOF INVESTMENTS, L.P – PRIVATE IV,

as Second Lien Administrative Agent

By:

Name: Marc R. Lisker

Title: General Counsel

Acknowledgement Page to Fifth Amendment to Credit Agreement

AMENDMENT NO. 9 TO CREDIT AGREEMENT OF AMERICAN APPAREL (USA), LLC

This AMENDMENT NO. 9 (this “Amendment”), dated as of December 19, 2008, is among American Apparel (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.)), a California limited liability company (the “Borrower”), the Facility Guarantors thereto (the “Facility Guarantors”) and SOF Investments, L.P.—Private IV, as lender (the “Lender”), parties to the Credit Agreement dated as of January 18, 2007 (as amended by that certain Amendment No. 1 and Waiver to Credit Agreement of American Apparel, Inc. dated as of July 2, 2007, that certain Amendment No. 2 and Waiver to Credit Agreement of American Apparel, Inc. dated as of November 9, 2007, that certain Amendment No. 3 and Waiver to Credit Agreement of American Apparel, Inc. dated as of November 28, 2007, that certain Amendment No. 4 and Waiver to Credit Agreement of American Apparel, Inc. dated as of December 12, 2007, that certain Amendment No. 5 and Waiver to Credit Agreement of American Apparel (USA), LLC dated as of February 29, 2008, that certain Amendment No. 6, Consent and Waiver To Credit Agreement of American Apparel (USA), LLC dated as of May 16, 2008, that certain Amendment No. 7 to Credit Agreement of American Apparel (USA), LLC dated as of June 20, 2008 and that certain Amendment No. 8 and Waiver to Credit Agreement of American Apparel (USA), LLC dated as of November 7, 2008, the “Credit Agreement’). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

WITNESSETH:

WHEREAS, the Lender and the Borrower desire to amend the Credit Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein, the parties hereto agree as follows:

Section 1. Amendments to the Credit Agreement

Effective as of the Amendment Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent to the Effectiveness of this Amendment) hereof the Credit Agreement is hereby amended as follows:

(a) Amendments to Article I (Definitions)

(i) Section 1.01 (Definitions) of the Credit Agreement is hereby amended as follows:

(A) The definition of “Maturity Date” is hereby amended and restated in its entirety as follows:

“Maturity Date” means April 20, 2009.

(B) The definition of “Permitted Disposition” is hereby amended by deleting the word “and” at the end of clause (f) thereof and adding the following new clause (g) immediately after clause (f) thereof:

Amendment No. 9 of American Apparel (USA), LLC

“(g) as long as no Default or Event of Default then exists or would arise therefrom, sales and transfers of equipment now or hereafter owned by any Loan Party in an amount not to exceed $15,000,000 in the aggregate for all such sales, including sale-leaseback transactions involving such equipment; provided that the net proceeds of any disposition of equipment pursuant to this clause (g) shall be used solely to pay down the “Obligations” (as defined in the Existing First Lien Credit Agreement) (without a reduction of the commitments thereunder) and, to the extent expressly permitted under the Existing First Lien Credit Agreement, the Loans made hereunder pursuant to SECTION 2.08(a); and”

(C) Clause (h) of the definition of “Permitted Encumbrances” is hereby amended and restated in its entirety as follows:

“(h) (x) Liens on fixed or capital assets acquired by any Loan Party or any Subsidiary (and proceeds thereof and insurance proceeds relating thereto) which are permitted under clause (e)(i) of the definition of Permitted Indebtedness so long as (i) such Liens and the Indebtedness secured thereby are incurred prior to or within ninety (90) days after such acquisition or the completion of the construction or improvement thereof (other than refinancings thereof permitted hereunder), (ii) the Indebtedness secured thereby does not exceed 100% of the cost of acquisition of such fixed or capital assets, and (iii) such Liens shall not extend to any other property or assets of the Loan Parties, and (y) Liens on equipment securing Indebtedness permitted under clause (e)(ii) of the definition of Permitted Indebtedness or leases entered into pursuant to sale-leasebacks permitted under clause (g) of the definition of Permitted Disposition, so long as such Liens are limited to such equipment, proceeds thereof and any insurance proceeds relating thereto.”

(D) The definition of “Permitted Indebtedness” is hereby amended by (i) deleting clause (j) thereof and replacing it with “[intentionally deleted]”, (ii) inserting the word “and” after the term “Maturity Date” in clause (k)(ii) thereof and by deleting the language “and (iv) such Loan Party shall be in pro forma compliance with Section 6.11(a) after the incurrence of such Subordinated Indebtedness” from the end of clause (k) thereof, (iii) deleting the reference to “$12,000,000” in clause (1) thereof and replacing it with “$25,000,000,” and (iv) amending and restating clause (e) in its entirety as follows:

“(e) (i) purchase money Indebtedness of any Loan Party or their Subsidiaries to finance the acquisition of any fixed or capital assets, including Capital Lease Obligations, and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof (and not incurred in contemplation of such acquisition) and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof, and (ii) Indebtedness incurred with respect to any financing of or secured by equipment now or hereafter owned by any Loan Party (including without limitation any sale-leaseback transaction with respect to such equipment) and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal

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Amendment No. 9 of American Apparel (USA), LLC

amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided that with respect to extensions, renewals, or replacements of such Indebtedness, the holders of such Indebtedness are not afforded covenants, defaults, rights or remedies more burdensome in any material respect to the obligor or obligors than those contained in the Indebtedness being extended, renewed or replaced, and further provided however, that the aggregate principal amount of Indebtedness permitted by this clause (e) and clause (i) below shall not exceed $20,000,000 at any time outstanding;”

(E) The definition of “Prepayment Event” is hereby amended by amending and restating clause (a) thereof in its entirety as follows:

“(a) any sale, transfer or other disposition (including pursuant to a sale-leaseback transaction, and any Permitted Disposition pursuant to clauses (e) and (g) of the definition of Permitted Disposition) of any property or asset of a Loan Party or any Subsidiary of a Loan Party, other than a sale of inventory in the ordinary course of business or a Permitted Disposition pursuant to clauses (a) through (d) and clause (f) of the definition of Permitted Disposition;”

(F) The following definitions are hereby inserted in Section 1.01 (Definitions) of the Credit Agreement in the appropriate alphabetical order:

“Total Debt” means the outstanding principal amount of Indebtedness (not including Hedge Agreements) of the Loan Parties and their Subsidiaries on a consolidated basis.

“Warrants” means those certain Warrants to Purchase Shares of Common Stock of American Apparel, Inc. issued on December 19, 2008 and any other warrants issued to Lender after the date hereof.

(b) Amendment to Article II (Amount and Terms of Credit)

(i) Section 2.07 (Optional Prepayment of Loans; Reimbursement of Lenders) of the Credit Agreement is hereby amended by deleting the text of clause (b) thereof and replacing it with “[Intentionally Deleted.]”

(ii) Section 2.08 (Mandatory Prepayment; Commitment Termination) of the Credit Agreement is hereby amended by deleting clause (a) thereof and replacing it with the following new clause (a):

“(a) The Borrower shall, to the extent permitted by the Existing First Lien Credit Agreement, apply all Net Proceeds received by the Loan Parties from any Person or from any source on account of any Prepayment Event to prepay the Loans, except as otherwise provided herein. All prepayments made pursuant to this SECTION 2.08(a) shall be paid to the Administrative Agent for application to the prepayment of outstanding Loans, including any interest-paid-in kind, if any, ratably in accordance with each Lender’s Commitment Percentage. Notwithstanding anything to the contrary in the foregoing, at any time a mandatory prepayment pursuant to this SECTION 2.08(a) is

3

Amendment No. 9 of American Apparel (USA), LLC

subject to the Payment Conditions under the terms of the Existing First Lien Credit Agreement, (i) if the Payment Conditions are satisfied (after giving effect to such prepayment) on the date of such Prepayment Event, an amount equal to the Net Proceeds received on account of such Prepayment Event shall be applied to prepay the Loan on the first Business Day following such Prepayment Event in accordance with this SECTION 2.08(a), or (ii) if the Payment Conditions cannot be satisfied (after giving effect to such prepayment) on the date of such Prepayment Event, an amount equal to the portion of such Net Proceeds, if any, that may be applied under the Payment Conditions to prepay the Loan shall be applied to prepay the Loan on the first Business Day following such Prepayment Event that the Payment Conditions are satisfied (after giving effect to such prepayment) (provided no such prepayment shall be required if the amount of Loans required to be prepaid after satisfaction of the Payment Conditions would be less than $200,000).”

(iii) Section 2.09(a) (Additional Interest) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) On the effective date of Amendment No. 9 to this Agreement, the Borrower shall pay the Administrative Agent non-refundable additional interest in an amount equal to five percent (5%) of the Total Commitment (the “Additional Interest”).”

(c) Amendments to Article V (Affirmative Covenants)

(i) Section 5.01 (Financial Statements and Other Information) of the Credit Agreement is hereby amended by deleting “and” at the end of clause (h) thereof, re-lettering clause (i) thereof as clause (j) and inserting the following new clause (i):

“(i) Promptly following the delivery of any documents pursuant to Section 5.01 of the Existing First Lien Credit Agreement which are not otherwise required to be delivered under this SECTION 5.01, such documents; and”

(d) Amendments to Article VI (Negative Covenants)

(i) Section 6.06 (Equity Issuances) of the Credit Agreement is hereby amended by (x) deleting clause (iii) thereof in its entirety and replacing it with “(iii) issue any additional shares of its Capital Stock not permitted above,” and (y) deleting the proviso contained therein and replacing it with the following:

“provided that notwithstanding anything to the contrary contained herein, nothing in this SECTION 6.06 shall prohibit (a) the issuance of Capital Stock by Parent (other than preferred stock not permitted to be issued under clause (i) above) so long as the Net Proceeds thereof (if any) are applied to prepay the outstanding principal amount of the loans made under the Existing First Lien Credit Agreement (without a reduction of the commitments thereunder) or, to the extent permitted by the Existing First Lien Credit Agreement, of the Loans made hereunder in accordance with SECTION 2.08(a), (b) the issuance of options or

4

Amendment No. 9 of American Apparel (USA), LLC

stock awards, including, without limitation, issuances of options or stock awards to employees of the Merger Subsidiary pursuant to the Merger Agreement and expressly set forth therein, or (c) the issuance of Capital Stock by Parent (other than preferred stock not permitted to be issued under clause (i) above) with respect to the Warrants or in connection with the issuance of options, warrants or stock awards, or in connection with the exercise of options, warrants or stock awards.”

(ii) Section 6.07(b) (Restricted Payments; Certain Payments of Indebtedness) of the Credit Agreement is hereby amended by (w) deleting the language “mandatory payments and prepayments of interest and principal as and when due” in clause (i) thereof and replacing it with “mandatory payments of interest and principal as and when due and prepayments of interest and principal,” (x) deleting the word “and” at the end of clause (v) thereof, (y) adding the phrase “and interest” after the phrase “any prepayments of principal” in clause (vi) thereof, and (z) adding the new clause (vii) to the end thereof:

“(vii) conversions of Indebtedness under clauses (k) or (1) of the definition of Permitted Indebtedness to equity.”

(iii) Section 6.11 (Financial Covenants) of the Credit Agreement is hereby amended as follows:

(A) Section 6.11(b) (Minimum Consolidated EBITDA) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(b) Minimum Consolidated EBITDA. The Parent shall maintain, for the twelve month period ended on the last day of each month set forth below, Consolidated EBITDA for the twelve months ending on such day of not less than the amount set forth opposite such month:

Twelve Months Ending Minimum Consolidated EBITDA

November 30, 2008 $65,000,000

December 31, 2008 $65,000,000

January 31, 2009 $65,000,000

February 28, 2009 $65,000,000

March 31, 2009 $65,000,000

April 30, 2009 $65,000,000

May 31, 2009 $65,000,000

June 30, 2009 $65,000,000

July 31, 2009 and each month thereafter $70,000,000”

(B) Section 6.11(c) (Maximum Senior Debt to Consolidated EBITDA) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

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Amendment No. 9 of American Apparel (USA), LLC

“ (c) Maximum Senior Debt to Consolidated EBITDA. The Parent shall maintain, for the four Fiscal Quarter period ended on the last day of each Fiscal Quarter set forth below, a Senior Debt to Consolidated EBITDA ratio of not more than the ratio set forth below opposite such Fiscal Quarter:

Four Fiscal Quarters Senior Debt To

Ending Consolidated Ebitda

December 31, 2008 2.20:1.0

March 31, 2009 2.20:1.0

June 30, 2009 2.20:1.0

September 30, 2009 2.20:1.0

December 31, 2009 and each 2.20:1.0”

Fiscal Quarter thereafter

(C) Section 6.11(d) (Total Adjusted Debt to Consolidated EBITDAR) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(d) Total Debt to Consolidated EBITDA. The Parent shall maintain, for the four Fiscal Quarter period ended on the last day of each Fiscal Quarter set forth below, a Total Debt to Consolidated EBITDA ratio of not more than the ratio set forth below opposite such Fiscal Quarter:

Four Fiscal Quarters Ending Total Debt To Consolidated Ebitda

December 31, 2008 2.20:1.0

March 31, 2009 2.20:1.0

June 30, 2009 2.20:1.0

September 30, 2009 2.20:1.0

December 31, 2009 and each Fiscal Quarter thereafter 2.20:1.0”

(iv) Section 6.12 (Capital Expenditures) of the Credit Agreement is hereby amended by deleting clause (b) thereof in its entirety and replacing it with the following new clause (b):

“(b) in excess of (i) $9,262,000 in the aggregate for the Fiscal Quarter ending March 31, 2009; (ii) $4,939,000 in the aggregate for the Fiscal Quarter ending June 30, 2009; (iii) $2,610,000 in the aggregate for the Fiscal Quarter ending September 30, 2009; and (iv) $2,023,000 in the aggregate for the Fiscal Quarter ending December 31, 2009.”

(e) Amendment to Article VII (Events of Default)

(i) Section 7.01 (Events of Default) of the Credit Agreement is hereby amended by adding the word “or” to the end of clause (s) thereof and adding the following new clause (t) immediately after clause (s) thereof:

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Amendment No. 9 of American Apparel (USA), LLC

“(t) if, on or prior to April 1, 2009, Borrower shall not have engaged any of the “big four” independent accounting firms, or another nationally recognized independent accounting firm reasonably acceptable to the Lender, as its auditor;”

(f) Amendment to Article IX (Miscellaneous)

(i) Section 9.01 (Notices) of the Credit Agreement is hereby amended by deleting clauses (a) and (c) thereof in their entirety and replacing them with the following new clauses (a) and (c), respectively:

“(a) if to any Loan Party, to it at American Apparel, Inc. 747 Warehouse St., Los Angeles, CA 90021, Attention: Adrian Kowalewski (Telecopy No. (213) 201-3062), (E-Mail adrian@americanapparel.net), with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Attention: David Reamer (Telecopy No. (213) 621-5052); E-Mail dreamer@skadden.com).

(b) if to any other Credit Party, to it at SOF Investments, L.P.—Private IV, c/o MSD Capital, L.P., 645 Fifth Avenue, 21st Floor, New York, New York 10022-5910, Attention: General Counsel, (Telecopy No. (212) 303-1772), (E-mail mlisker@msdcapital.com), with a copy to Kramer Levin Naftalis & Frankel LLP, Attention: Ernie Wechsler, Esq. (Telecopy No. (212) 715-8000).”

Section 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or duly waived by the Lender (the date on which such conditions precedent are satisfied or duly waived by the Lender is referred to as the “Amendment Effective Date”):

(a) Certain Documents. The Administrative Agent shall have received the following documents, each in form and substance reasonably satisfactory to the Lender, which satisfaction shall be evidenced by the execution and delivery by the Lender of this Amendment, and dated the Amendment Effective Date (when applicable):

(i) this Amendment, duly executed by the Borrower, each Facility Guarantor, the Lender and the First Lien Administrative Agent (as defined in the Intercreditor Agreement);

(ii) an executed copy of those certain Warrants to Purchase Shares of Common Stock of American Apparel, Inc. in substantially the form attached as Exhibit A hereto;

(iii) an executed copy of the Fifth Amendment to Credit Agreement with respect to the Existing First Lien Credit Agreement in form and substance reasonably satisfactory to the Lender;

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Amendment No. 9 of American Apparel (USA), LLC

(iv) an executed copy of the Amended and Restated Subordination Agreement, with respect to Indebtedness of the Borrower owed to Dov Charney in substantially the form attached as Exhibit B hereto;

(v) the Cash Flow Projections and the Yearly Projections (each as defined in the Existing First Lien Credit Agreement);

(vi) an opinion of counsel to the Loan Parties, addressed to the Lender, in form and substance reasonably satisfactory to the Lender; and

(vii) such other and further documents as the Lender reasonably may require and shall have identified prior to the execution of this Amendment, in order to confirm and implement the terms and conditions of this Amendment.

(b) Corporate and Other Proceedings. All corporate and other proceedings required in connection with this Amendment, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment, shall be satisfactory in all respects to the Lender, which satisfaction shall be evidenced by the execution and delivery by the Lender of this Amendment.

(c) Representations and Warranties. Each of the representations and warranties contained in Section 3 (Representations and Warranties) of this Amendment shall be true and correct.

(d) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof.

(e) No Litigation. No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, either on the date hereof or the Amendment Effective Date, seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement or any Loan Document, in either case as amended hereby.

(f) Fees and Expenses Paid. The Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the later of the date hereof and the Amendment Effective Date including, without limitation, the fees set forth in Section 4 (Fees and Expenses) hereof, including any Additional Interest owing under the Credit Agreement, and all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the fees and out-of-pocket expenses of counsel for the Lender with respect thereto and all other Loan Documents as set forth on that invoice dated December 17, 2008) and all other costs, expenses and fees due under any Loan Document.

(g) No Default or Event of Default Under Existing First Lien Credit Agreement. No default or event of default shall have occurred and be continuing with respect to the Existing First Lien Credit Agreement on the date hereof.

Section 3. Representations and Warranties

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Amendment No. 9 of American Apparel (USA), LLC

On and as of the date hereof and as of the Amendment Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Lender as follows:

(a) this Amendment has been duly authorized, executed and delivered by the Borrower and each Facility Guarantor and constitutes a legal, valid and binding obligation of the Borrower and each Facility Guarantor, enforceable against the Borrower and each Facility Guarantor in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Borrower and each Facility Guarantor, enforceable against the Borrower and each Facility Guarantor in accordance with its terms;

(b) each of the representations and warranties contained in Article III (Representations and Warranties) of the Credit Agreement, the other Loan Documents or otherwise made in writing in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date except (i) to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date, and (ii) to the extent that such statement was subsequently corrected and such correction was presented to the Lender; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment after giving effect to the consents and waivers set forth herein;

(c) no Default or Event of Default has occurred and is continuing; and

(d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

Section 4. Fees and Expenses

The Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 9.03(a) (Expenses; Indemnity; Damage Waiver) of the Credit Agreement all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the fees and out-of-pocket expenses of counsel for the Lender with respect thereto and all other Loan Documents as set forth on that invoice dated December 17, 2008). In addition the Borrower agrees to pay to Lender any Additional Interest owing under the Credit Agreement and payable on the date hereof.

Section 5. Covenant

(a) The Borrower hereby covenants that on or before March 13, 2009, it shall raise $16,000,000 by issuing Capital Stock and/or incurring Indebtedness, each in compliance with the Credit Agreement. If the Borrower has not raised such $16,000,000 in accordance with the foregoing sentence by March 13, 2009, the Borrower shall issue warrants on the terms and conditions set forth in those certain Warrants to Purchase Shares of Common Stock of American Apparel, Inc. in the form attached as Exhibit C hereto (the “Additional Warrants”); provided that

9

Amendment No. 9 of American Apparel (USA), LLC

in the event that the amount of the Loans outstanding under the Credit Agreement on March 13, 2009 is less than $35,000,000, the foregoing requirement of this Section 5 shall be void and of no further force and effect, and any provisions in the Additional Warrants or any other agreement or instrument relating to such issuance shall be, and hereby is, irrevocably waived and of no further force and effect.

Section 6. Reference to the Effect on the Loan Documents

(a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

Section 7. Consent of Facility Guarantors

Each Facility Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

Section 8. Consent of First Lien Administrative Agent

The First Lien Administrative Agent (as defined in the Intercreditor Agreement), on behalf of itself and the lenders to the Existing First Lien Credit Agreement, hereby consents to the amendments to the Credit Agreement described in this Amendment and the other terms and conditions set forth herein.

Section 9. Consent to Existing First Lien Credit Agreement Amendment

The Lender and the Administrative Agent consent to the terms of the Fifth Amendment to the Existing First Lien Credit Agreement, in the form attached as Exhibit D hereto, and the payment of related fees and expenses.

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Amendment No. 9 of American Apparel (USA), LLC

Section 10. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 11. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 12. Section; Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 13. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Facility Guaranty.

Section 14. Severability

The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person.

Section 15. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

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Amendment No. 9 of American Apparel (USA), LLC

Section 16. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

Section 17. Submission to Jurisdiction Each Loan Party agrees that any suit for the enforcement of this Amendment may be brought in the federal or state courts of the State of New York as the Lender may elect in its sole discretion and consents to the non-exclusive jurisdiction of such courts. Each party to this Amendment hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that any Credit Party may otherwise have to bring any action or proceeding relating to this Amendment against a Loan Party or its properties in the courts of any jurisdiction.

Section 18. Subordination Agreement

Lender hereby agrees that the terms and conditions of the form of Subordination Agreement attached as Exhibit E hereto between Lender and the Subordinated Creditor (as defined therein) are acceptable for purposes of clause (l)(iii) of the definition of Permitted Indebtedness.

[Remainder of Page Left Blank]

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Amendment No. 9 of American Apparel (USA), LLC

FACILITY GUARANTORS:

AMERICAN APPAREL, LLC, as Facility Guarantor

By: AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.))

By: Name: Title:

FRESH AIR FREIGHT, INC., as Facility Guarantor

By:

Name:

Title:

KCL KNITTING, LLC, as Facility Guarantor

By: AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.))

By:

Name:

Title:

AMERICAN APPAREL RETAIL, INC., as Facility Guarantor

By:

Name:

Title:

[SIGNATURE PAGE TO AMENDMENT NO. 9]

Amendment No. 9 of American Apparel (USA), LLC

AMERICAN APPAREL DYEING & FINISHING, INC., as Facility Guarantor

By: Name: Title:

AMERICAN APPAREL, INC., as Facility Guarantor

By: Name: Title:

[SIGNATURE PAGE TO AMENDMENT NO. 9]

EXHIBIT E

(Attached)

AMENDED AND RESTATED SUBORDINATION AGREEMENT

This Amended and Restated Subordination Agreement (this “Agreement”) is made as of December 19, 2008 by and among American Apparel (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.), a California limited liability company (the “Borrower”), Dov Charney, an individual (the “Subordinated Creditor”) and Bank of America, N.A. (successor by merger to LaSalle Business Credit, LLC, as Agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance, as Administrative Agent) (in such capacity, the “Agent”) pursuant to a certain Credit Agreement (as defined below).

WITNESSETH

WHEREAS, Subordinated Creditor has entered into certain financing and related arrangements with the Borrower and has made loans or provided other financial accommodations to the Borrower pursuant to (i) that certain undocumented Promissory Note by and between the Borrower and the Subordinated Creditor, and all other documents and instruments entered into in connection therewith (collectively, the “Existing Subordinated Debt Documents”), and (ii) that certain Promissory Note dated as of even date herewith by the Borrower payable to the Subordinated Creditor, and all other documents and instruments entered into in connection therewith (collectively, the “New Subordinated Debt Documents”, and together with the Existing Subordinated Debt Documents, collectively, the “Subordinated Debt Documents”), which loans and other financial accommodations, as well as the right to payment due thereunder, are and shall be unsecured; and

WHEREAS, Agent has entered into financing arrangements with the Borrower and certain of its Affiliates as evidenced by, among other documents and instruments, a certain Credit Agreement dated as of July 2, 2007 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and between, among others, the Borrower, the other Borrowers named therein (together with the Borrower, collectively, the “Borrowers”), the Facility Guarantors named therein (the “Facility Guarantors”, and together with the Borrowers, collectively, the “Loan Parties”), the Lenders named therein, and Agent, pursuant to which Agent and the Lenders may, upon certain terms and conditions, make loans and provide other financial accommodations to the Borrowers secured by certain assets and properties of the Loan Parties; and

WHEREAS, the parties hereto previously entered into that certain Subordination Agreement dated as of July 2, 2007 (the “Existing Subordination Agreement”), pursuant to which the parties hereto agreed to, among other things, certain terms and conditions with respect to the “Subordinated Debt Obligations” (as defined in the Existing Subordination Agreement); and

WHEREAS, the Loan Parties have requested that Agent and the Lenders enter into that certain Fifth Amendment to Credit Agreement (the “Fifth Amendment”) and consent to certain modifications to the terms of the SOF Investments Loan; and

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WHEREAS, Agent and the Lenders are willing to enter into the Fifth Amendment and to consent to such modifications, subject to, among other things, the execution and delivery by the Borrower and the Subordinated Creditor of this Agreement;

WHEREAS, in order to induce Agent and the Lenders to continue to provide the financing arrangements with the Loan Parties, (i) Subordinated Creditor has agreed to the subordination in right of payment of the existing and future obligations of the Borrower to Subordinated Creditor to the payment of the existing and future obligations of the Borrower to Agent and the Lenders and related matters as set forth below, and (ii) the parties hereto have agreed to amend and restate the Existing Subordination Agreement in accordance with the terms hereof;

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree that the Existing Subordination Agreement is hereby amended and restated to read as follows:

1. Capitalized Terms. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

2. Subordination: Subordinated Creditor and the Borrower hereby agree with Agent that the principal, interest, fees, expenses and all other amounts due (collectively, the “Subordinated Debt Obligations”) under the Subordinated Debt Documents are and shall be subject to and subordinate to the Obligations on the terms and conditions set forth in this Agreement until the date that is six months following the last to occur of (i) the expiration or termination of the Commitments, (ii) the indefeasible payment in full in cash of principal of and interest on each Loan and all fees and other Obligations, (iii) the expiration, termination, cash collateralization or backstopping by a letter of credit reasonably acceptable to Agent and the Issuing Bank of all Letters of Credit, and (iv) the reimbursement of all Letter of Credit Disbursements.

3. Agreements By Subordinated Creditor: Subordinated Creditor hereby agrees as follows (such agreements to remain in effect until six months following the last to occur of (i) the expiration or termination of the Commitments, (ii) the indefeasible payment in full in cash of principal of and interest on each Loan and all fees and other Obligations, (iii) the expiration, termination, cash collateralization or backstopping by a letter of credit reasonably acceptable to Agent and the Issuing Bank of all Letters of Credit, and (iv) the reimbursement of all Letter of Credit Disbursements):

Subordinated Creditor shall not:

a. Except as provided in Section 5 below, demand, accept, or receive from the Borrower, directly or indirectly, any payment or other value, in cash or in kind, on account of the Subordinated Debt Obligations.

b. Amend in a manner adverse to Agent and the Lenders the Subordinated Debt Documents or alter, amend, or change any term of payment of the Subordinated Debt Obligations (other than the forgiveness of the Subordinated Debt Obligations in whole or in part or extension of any payment date therefor).

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c. Set off, establish a contra account, or otherwise apply, all or any part of the Subordinated Debt Obligations towards satisfaction of any obligation of Subordinated Creditor to the Borrower.

d. Enforce any of Subordinated Creditor’s rights, remedies, powers, privileges and discretions with respect to the Subordinated Debt Obligations.

e. Demand, accept, or receive from the Borrower any collateral for the Subordinated Debt Obligations or any other obligation of the Borrower to Subordinated Creditor under the Subordinated Debt Documents.

4. Agreements By Borrower: Borrower hereby agrees as follows (such agreements to remain in effect until six months following the last to occur of (i) the expiration or termination of the Commitments, (ii) the indefeasible payment in full in cash of principal of and interest on each Loan and all fees and other Obligations, (iii) the expiration, termination, cash collateralization or backstopping by a letter of credit reasonably acceptable to Agent and the Issuing Bank of all Letters of Credit, and (iv) the reimbursement of all Letter of Credit Disbursements):

Borrower shall not:

a. Except as provided in Section 5 below, make any payment or give any value in cash or in kind to Subordinated Creditor, directly or indirectly, on account of the Subordinated Debt Obligations.

b. Set off, establish a contra account, or otherwise apply all or any part of any obligation of Subordinated Creditor to the Borrower towards satisfaction of the Subordinated Debt Obligations.

c. Amend in a manner adverse to Agent and the Lenders the Subordinated Debt Documents or alter, amend, or change any term of payment of the Subordinated Debt Obligations (other than the forgiveness of the Subordinated Debt Obligations in whole or in part or extension of any payment date therefor).

d. Execute, give, or deliver any collateral for, the Subordinated Debt Obligations or any other obligation of the Borrower to Subordinated Creditor under the Subordinated Debt Documents.

5. Permitted Payments of Interest: Conversion of Debt to Equity.

a. The Borrower may make, and Subordinated Creditor may receive, regularly scheduled payments of interest on account of the Subordinated Debt Obligations, provided that such payments shall be made and received by increasing the aggregate outstanding principal amount of such Subordinated Debt Obligations by the amount of such accrued interest and shall not be made in cash.

b. Any portion of the Subordinated Debt Obligations may be converted to equity.

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6. Further Assurances: Subordinated Creditor and the Borrower shall each execute all such further instruments and do such other and further acts as Agent may reasonably request in furtherance of Agent’s rights hereunder and/or the purposes of this Agreement. The respective obligations of Subordinated Creditor and the Borrower hereunder being unique, are specifically enforceable by Agent.

7. Subordinated Creditor’s Obligations: In the event that, notwithstanding the restrictions set forth in Sections 3 and 4, above:

a. Subordinated Creditor receives any collateral to secure the Subordinated Debt Obligations or any other obligation of the Borrower to Subordinated Creditor under the Subordinated Debt Documents, Subordinated Creditor shall hold the same in trust for Agent and shall deliver same to Agent, immediately upon receipt thereof.

b. Subordinated Creditor receives any payment on account of the Subordinated Debt Obligations (other than as permitted pursuant to Section 5 hereof), Subordinated Creditor shall hold such payment in trust for Agent and shall not commingle such payments with any other funds of Subordinated Creditor. Subordinated Creditor shall deliver all such payments to Agent immediately upon receipt thereof by Subordinated Creditor in the identical form received, duly endorsed to Agent.

8. Application Of Proceeds: The proceeds (if any) received by Agent on account of the Subordinated Debt Obligations shall be applied towards the Obligations in such order and manner as Agent determines in its sole discretion. Any such proceeds received by Agent in excess of the amounts necessary to satisfy the Obligations shall be paid to Subordinated Creditor.

9. Certain Waivers By Subordinated Creditor: Subordinated Creditor:

a. Waives notice of non-payment, presentment, demand, notice, protest or otherwise with respect to the Obligations and/or the Subordinated Debt Obligations.

b. Waives notice of the acceptance of this Agreement by Agent.

c. Assents to any extension, renewal, indulgence or waiver, permitted to the Borrower and/or any other person liable or obligated to Agent for or on the Obligations and waives all suretyship defenses generally.

d. If entitled thereto, waives the right to notice and/or hearing prior to Agent’s exercising of Agent’s rights and remedies hereunder

No action by Agent which has been assented to herein shall affect the obligations of Subordinated Creditor to Agent hereunder.

10. Continuing Effectiveness of Subordination:

a. Agent may continue to rely upon this Agreement and the subordination effected hereby with respect to all Obligations which may arise hereafter. The repayment

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and satisfaction of all of such Obligations shall not terminate this Agreement and the subordination effected hereby as to any Obligations which arise thereafter.

b. The subordination effected hereby shall not be affected by any fraudulent, illegal, or improper act by the Borrower, Subordinated Creditor, or any person liable or obligated to Agent for or on the Obligations, nor by any release, discharge or invalidation, by operation of law or otherwise, of the Obligations or by the legal incapacity of the Borrower, Subordinated Creditor, or any other person liable or obligated to Agent for or on the Obligations.

c. All interest on the Obligations for which the Borrower has agreed to be liable and all costs of collection shall continue to accrue and shall continue to be Obligations for purposes of the subordination effected hereby notwithstanding any stay to the enforcement thereof against the Borrower or disallowance therefor against the Borrower.

d. This Agreement, if previously terminated, shall be automatically reinstated, without any further action, if at any time any payment made or value received by Agent with respect to the Obligations is rescinded or must otherwise be returned by Agent upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made or value received.

11. Agent’s Books and Records: The books and records of Agent showing the accounts between Agent and the Borrower and (if any) Agent and Subordinated Creditor shall be admissible in any action or proceeding to enforce this agreement and shall constitute prima facie evidence and proof of the items contained therein.

12. Effect of Breach of Agreement: The Borrower and Subordinated Creditor hereby acknowledge and agree that any failure by the Borrower or Subordinated Creditor (or both) to promptly, punctually, and faithfully perform or discharge any of their respective obligations hereunder shall be an Event of Default under the Credit Agreement.

13. Costs of Enforcement:

a. The Borrower will pay on demand all reasonable attorneys’ fees and out-of-pocket expenses incurred by Agent’s attorneys and all reasonable costs incurred by Agent, including, without limitation, costs associated with travel on behalf of Agent, which costs and expenses are related to Agent’s efforts to preserve, protect, collect, or enforce any of the obligations of Subordinated Creditor and/or any of the obligations of the Borrower and/or any of Agent’s Rights and Remedies hereunder (whether or not suit is instituted by or against Agent).

b. Subordinated Creditor will pay on demand all reasonable attorneys’ fees and out-of-pocket expenses incurred by Agent’s attorneys and all reasonable costs incurred by Agent, including, without limitation, costs associated with travel on behalf of Agent, which costs and expenses are related to Agent’s efforts to preserve, protect, collect, or enforce any of the obligations of Subordinated

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Creditor and/or any of Agent’s Rights and Remedies hereunder (whether or not suit is instituted by or against Agent).

14. Incorporation: This Agreement constitutes the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether oral or written, relating to the subject matter hereof. No provisions hereof may be altered, amended, waived, canceled, or modified, except by a written instrument executed, sealed, and acknowledged by a duly authorized officer of Agent, Subordinated Creditor and the Borrower.

15. Agent’ Rights and Remedies: The rights, remedies, powers, privileges, and discretions of Agent hereunder (hereinafter, the “Agent’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by Agent in exercising or enforcing any of Agent’s Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by Agent of any of Agent’s Rights and Remedies or of any default or remedy under any other agreement with the Borrower or Subordinated Creditor shall operate as a waiver of any other default hereunder or thereunder. No exercise of Agent’s Rights and Remedies and no other agreement or transaction, of whatever nature, entered into between Agent and Subordinated Creditor and/or between Agent and the Borrower at any time shall preclude any other or further exercise of Agent’s Rights and Remedies. No waiver by Agent of any of Agent’s Rights and Remedies on any one occasion shall be deemed a continuing waiver. All of Agent’s Rights and Remedies and all of Agent’s rights, remedies, powers, privileges, and discretions under any other agreement with Subordinated Creditor and/or the Borrower shall be cumulative, and not alternative or exclusive, and may be exercised by Agent at such time or times and in such order of preference as Agent in its sole discretion may determine. Agent may proceed with respect to the Subordinated Debt Obligations without resort or regard to other collateral or sources of satisfaction of the Obligations or, if any, the obligations and indebtedness of Subordinated Creditor to Agent.

16. Binding Effect: This Agreement shall be binding upon Subordinated Creditor, the Borrower and their respective, representatives, successors, and assigns, and shall inure to the benefit of Agent, and Agent’s successors and assigns.

17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

18. Jurisdiction; Consent to Service of Process. Subordinated Creditor and Borrower each agrees that any suit for the enforcement of this Agreement may be brought in the courts of the Commonwealth of Massachusetts sitting in Boston, Massachusetts or any federal court sitting therein as Agent may elect in its sole discretion and consents to the non-exclusive jurisdiction of such courts. Subordinated Creditor and the Borrower each hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Subordinated Creditor and the Borrower each

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agrees that any action commenced by Subordinated Creditor or the Borrower asserting any claim or counterclaim arising under or in connection with this Agreement shall be brought solely in a court of the Commonwealth of Massachusetts sitting in Boston, Massachusetts or any federal court sitting therein as Agent may elect in its sole discretion and consents to the exclusive jurisdiction of such courts with respect to such action.

19. Waiver of Jury Trial: The Borrower and Subordinated Creditor respectively make the following waiver knowingly, voluntarily, and intentionally and understands that Agent, in the establishment and maintenance of Agent’s relationship with the Borrower and the other Loan Parties, is relying thereon. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) AND WAIVES THE RIGHT TO ASSERT ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM IN RESPECT OF, AND ALL STATUES OF LIMITATIONS WHICH MAY BE RELEVANT TO, SUCH ACTION OR PROCEEDING; AND WAIVES DUE DILIGENCE, DEMAND, PRESENTMENT AND PROTEST AND ANY NOTICES THEREOF AS WELL AS NOTICE OF NONPAYMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

20. Counterparts: This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

21. Notices: All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

a. if to the Borrower, to: American Apparel (USA), LLC, 747 Warehouse Avenue, Los Angeles, California 90021, Attention: Adrian Kowalewski, (Telecopy No. (213) 201-3062, E-Mail adrian@americanapparel.net), with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Attention: David Reamer (Telecopy No. (213) 621-5052; E-Mail: dreamer@skadden.com); and

b. if to Subordinated Creditor, to: Dov Charney, 1809 Apex Avenue, Los Angeles, CA 90026, with a copy to Stuart Slotnick, Esq., Buchanan Ingersoll & Rooney, PC, 1 Chase Manhattan Plaza, New York, NY 10005; and

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c. if to Agent\ to: Bank of America, N.A., 100 Federal Street, Boston, Massachusetts 02110, Attention: Stephen J. Garvin (Telecopy No. (617) 434-6865), with a copy to Riemer & Braunstein, LLP, Three Center Plaza, Boston, Massachusetts 02108, Attention: Donald E. Rothman, Esquire (Telecopy No. (617) 880-3456).

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Agreement as of the date above first written. This Agreement is intended to take effect as a sealed instrument.

BORROWER:

AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.)

By:

Name:

Title:

SUBORDINATED CREDITOR:

Dov Charney

Signature Page to Amended and Restated Subordination Agreement – Dov Charney

Acknowledged by: AGENT:

BANK OF AMERICA, N.A. (successor by merger to LaSalle Business Credit, LLC, as Agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance)

By:

Name: David Vega

Title: Managing Director

Signature Page to Amended and Restated Subordination Agreement – Dov Charney

Exhibit K

Form of Compliance Certificate COMPLIANCE CERTIFICATE

Date of Certificate:

To: Bank of America, N.A. (successor by merger to LaSalle Business Credit, LLC, as Agent for LaSalle Bank Midwest National Association, Acting through its Division, LaSalle Retail Finance) 100 Federal Street, 9th Floor Boston, Massachusetts 02110 Attention: Mr. David Vega

Re: Credit Agreement dated as of July 2, 2007 (as modified, amended, supplemented or restated and in effect from time to time, the “Credit Agreement”) by and between, among others, American Apparel (USA), LLC (f/k/a AAI Acquisition LLC (successor-by-merger to American Apparel, Inc.), for itself and as agent (in such capacity, the “Lead Borrower”) for the other Borrowers party thereto, and LaSalle Business Credit, LLC, as Agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance, as administrative agent (the “Administrative Agent”) for its own benefit and the benefit of the other Credit Parties. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

The undersigned, a duly authorized and acting Financial Officer of the Lead Borrower, hereby certifies on behalf of the Loan Parties as of the date hereof the following:

1. No Defaults or Events of Default.

(a) Since (the date of the last similar certification), and except as set forth in Appendix I, no Default or Event of Default has occurred.

(b) If a Default or Event of Default has occurred since (the date of the last similar certification), the Borrowers have taken or propose to take those actions with respect to such Default or Event of Default as described on said Appendix I.

2. Financial Calculations. Attached hereto as Appendix II are reasonably detailed calculations with respect to Excess Availability and Capital Expenditures for such period.

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3. No Material Accounting Changes, Etc

(a) The financial statements furnished to the Administrative Agent for the [Fiscal

Year/Fiscal Month] ending were prepared in accordance with GAAP consistently applied and present fairly in all material respects the financial condition and results of operations of the Lead Borrower and its Subsidiaries on a Consolidated basis, as of the end of the period(s) covered, subject to (i) with respect to the monthly financial statements, normal year end audit adjustments and the absence of footnotes and (ii) any changes as disclosed on Appendix III hereto.

(b) Except as set forth in Appendix III, there has been no change in GAAP which has been applied in the Lead Borrower’s most recent audited financial statements since (the date of the Lead Borrower’s most recent audited financial statements), and if such a change has occurred, the effect of such change on the financial statements is detailed in Appendix III.

[signature pages follow]

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APPENDIX II

I. Minimum Excess Availability:

[Please see detailed calculations made in accordance with the terms of the Credit Agreement, attached hereto]

COVENANT: The Loan Parties shall at all times maintain Excess Availability in an amount not less than ten percent (10%) of the lesser of (i) the Borrowing Base and (ii) the Revolving Credit Ceiling.

In compliance? Yes No

II. Capital Expenditures:

[Please see detailed calculations made in accordance with the terms of the Credit Agreement, attached hereto]

COVENANT: The Loan Parties shall not make or incur Capital Expenditures in any Fiscal Quarter in excess of the aggregate amount set forth for Capital Expenditures in the schedule attached to the Credit Agreement as Schedule M-1 (as such schedule may be replaced to the extent permitted hereby) for such Fiscal Quarter, provided that commencing with the Fiscal Quarter ended June 30, 2009, in the event that the Loan Parties make Capital Expenditures in any Fiscal Quarter in an amount less than the maximum amount set forth in Schedule M-l with respect to such Fiscal Quarter, the maximum amount of Capital Expenditures permitted for the immediately succeeding Fiscal Quarter shall be equal to the sum of (x) the amount set forth on Schedule M-l with respect to such Fiscal Quarter, plus (y) an amount equal to the difference between the amount permitted to be expended in the immediately preceding Fiscal Quarter less the actual amount expended. Between December 1 and December 31 of each Fiscal Year commencing with the Fiscal Year ended December 31, 2009, the Loan Parties shall submit to the Agents a new Schedule M-l for the Fiscal Year commencing on January 1 of the immediately succeeding year, which new Schedule M-l shall be in form and substance satisfactory to the Administrative Agent in the good faith exercise of its reasonable business judgment, but in its sole discretion nonetheless.

In compliance? Yes No

Appendix II to Compliance Certificate

APPENDIX III

Except as set forth below, no change in GAAP which has been applied in the Lead

Borrower’s most recent audited financial statements has occurred since (the date of the Lead Borrower’s most recent audited financial statements). [If any such change has occurred, the following describes the nature of the change in reasonable detail and the effect, if any, of each such change in GAAP or in application thereof on the financial statements delivered in accordance with the Credit Agreement].

1123070.3

Appendix III to Compliance Certificate

Exhibit M

FINANCIAL PERFORMANCE COVENANTS

1. Minimum Excess Availability. The Loan Parties shall at all times maintain Excess Availability in an amount not less than ten percent (10%) of the lesser of (i) the Borrowing Base and (ii) the Revolving Credit Ceiling.

2. Capital Expenditures. The Loan Parties shall not make or incur Capital Expenditures in any Fiscal Quarter in excess of the aggregate amount set forth for Capital Expenditures in the schedule attached hereto as Schedule M-1 (as such schedule may be replaced to the extent permitted hereby) for such Fiscal Quarter, provided that commencing with the Fiscal Quarter ended June 30, 2009, in the event that the Loan Parties make Capital Expenditures in any Fiscal Quarter in an amount less than the maximum amount set forth in Schedule M-1 with respect to such Fiscal Quarter, the maximum amount of Capital Expenditures permitted for the immediately succeeding Fiscal Quarter shall be equal to the sum of (x) the amount set forth on Schedule M-1 with respect to such Fiscal Quarter, plus (y) an amount equal to the difference between the amount permitted to be expended in the immediately preceding Fiscal Quarter less the actual amount expended. Between December 1 and December 31 of each Fiscal Year commencing with the Fiscal Year ended December 31, 2009, the Loan Parties shall submit to the Agents a new Schedule M-1 for the Fiscal Year commencing on January 1 of the immediately succeeding year, which new Schedule M-1 shall be in form and substance satisfactory to the Administrative Agent in the good faith exercise of its reasonable business judgment, but in its sole discretion nonetheless.

Exhibit M to Credit Agreement

Schedule M-1

Fiscal Quarter Ending Maximum Amount of Capital Expenditures

March 31, 2009 $9,262,000

June 30, 2009 $4,939,000

September 30, 2009 $2,610,000

December 31, 2009 $2,023,000

1122015.10

Schedule M-1 to Credit Agreement